Tribune Publishing Company Announces Five-year Affiliate Agreement with Cars.com

In Conjunction with Sale of Classified Ventures to Gannett by Equity Partners

CHICAGO, Aug. 5, 2014 – Tribune Publishing Company (NYSE: TPUB) today announced that it expects to enter into a five-year agreement with Classified Ventures, LLC (“CV”) to extend its affiliate agreement with Cars.com. The agreement is contingent upon the closing of the sale of CV to Gannett Co., Inc. (NYSE: GCI) by the equity partners, which is expected to close by the end of 2014, subject to customary regulatory reviews.

Upon the close of the sale, Tribune Publishing will enter into a five-year affiliate agreement with CV that will allow it to continue to sell Cars.com products and services exclusively in the eight key markets in which Tribune Publishing operates, including: Los Angeles; Chicago; Central- and South Florida; Baltimore; Hartford, Ct.; Allentown, Pa. and Newport News, Va.

CV, whose primary asset is the online car shopping website Cars.com, is a joint venture among A. H. Belo, The McClatchy Company, Tribune Media Company, Graham Holdings Company and Gannett Co., Inc. The equity partners have entered into a definitive agreement to sell their entire stake in CV to Gannett. Tribune Publishing Company is not an equity partner and will not receive proceeds from the sale.

“Upon closing, this agreement will represent significant recurring revenue for our digital classified business,” said Jack Griffin, Chief Executive Officer of Tribune Publishing. “We’ve had a long and mutually beneficial relationship with Cars.com and this agreement ensures auto dealers in key markets will continue to benefit from the scale and reach of our prominent print and digital properties.”

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Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements generally can be identified by phrases such as Tribune Publishing Company (the “Company”) or its management “believes,” “expects,” “anticipates,” “foresees,” “forecasts,” “estimates” or other words or phrases of similar import, and include, without limitation, statements describing the affiliate agreement and proposed sale transaction, the expected timing for closing the proposed sale transaction and executing the affiliate agreement, the expected benefits of the affiliate agreement to the Company and auto dealers, and any other statements of management’s beliefs, intentions or goals. Forward-looking statements are based upon the Company’s current belief as to the outcome and timing of future events. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the Company’s results of operations, financial condition or stock price. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements. Such risks and uncertainties include, but are not limited to, the ability of the parties to consummate the proposed sale transaction and the satisfaction of the conditions precedent to closing the proposed sale transaction, including the ability to secure regulatory approvals at all or in a timely manner; the Company’s ability to successfully implement its plans with respect to the affiliate agreement after the execution thereof and realize the anticipated benefits; and the other risks and important factors identified in the Company’s filings with the Securities and Exchange Commission, such as its Registration Statement on Form 10, any of which could cause actual results to differ materially from the forward-looking statements.  The forward-looking statements included in this press release are made only as of the date hereof. Tribune Publishing Company undertakes no obligation to update the forward-looking statements, whether to reflect subsequent events or circumstances, changed assumptions or new information.

ABOUT TRIBUNE PUBLISHING COMPANY
Tribune Publishing Company (NYSE: TPUB) is a diversified media and marketing solutions company that delivers innovative experiences for audiences and advertisers across all platforms. The company’s diverse portfolio of iconic news and information brands includes 10 award-winning daily titles, more than 60 digital properties and more than 150 verticals in markets, including Los Angeles; Chicago; South Florida; Orlando; Baltimore; Carroll County and Annapolis, Md.; Hartford, Conn.; Allentown, Pa., and Newport News, Va. Tribune Publishing also offers an array of customized marketing solutions, and operates a number of niche products, including Hoy and El Sentinel, the country’s largest Spanish-language publisher. Tribune Publishing is headquartered in Chicago. For more information, visit www.TribPub.com.

MEDIA CONTACTS:                INVESTOR CONTACT:
Matthew Hutchison                Sandy Martin
Corporate Communications            Investor Relations
Tribune Publishing                Tribune Publishing
312-222-3305                    469-328-9360
matt.hutchison@tribune.com            smartin@tribune.com

Dana Meyer
Corporate Communications
Tribune Publishing
312-222-3308
dmeyer@tribune.com